UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) August 2, 2004

Pelican Financial, Inc.

(Exact name of registrant as specified in its charter)

Deleware	1-14986	58-2298215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3767 Ranchero Drive, Ann Arbor, Michigan		48108
(Address of principal executive offices)		(Zip Code)

734-662-9733

(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Item 5.                                          Other Events and Regulation FD Disclosure

On August 2, 2004, Pelican Financial, Inc. issued a press release commenting on the retirement of the President at it only operating subsidiary, Pelican National Bank.  A copy of the press release is furnished as Exhibit 99.

Exhibit
99	Pelican Financial, Inc. press release August 2, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Financial, Inc.

Dated: August 2, 2004	/s/ Charles C. Huffman
Charles C. Huffman
President and Chief Executive Officer